UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  July 17, 2017

Avalanche International Corp.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-179028	38-3841757
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5940 S. Rainbow Blvd., Las Vegas, NV	89118
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 863-9490

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

This Current Report on Form 8-K and other written and oral statements made from time to time by us may contain so-called “forward-looking statements,” all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as “expects,” “plans,” “will,” “forecasts,” “projects,” “intends,” “estimates,” and other words of similar meaning. One can identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address our growth strategy, financial results and product and development programs. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward-looking statements. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward-looking statement can be guaranteed and actual future results may vary materially.

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Amendment to Share Exchange Agreement
As reported on a Current Report on Form 8-K (the “Initial 8-K”) filed with the Securities and Exchange Commission on March 9, 2017, on March 3, 2017, Avalanche International Corp., a Nevada corporation (the “Company”), entered into a Share Exchange Agreement (the “Agreement”) with MTIX Limited, an English company (the “MTIX”) and the three (3) shareholders of MTIX (individually, a “Seller” and collectively, the “Sellers”).

On July 13, 2017, the Company, MTIX and the Sellers (collectively, the “Parties”) entered into the Amendment to the Share Exchange Agreement (the “Amendment”) which amended the Agreement to: (i) include the Class B Shares issuable to Mr. Mistry as part of the consideration for his agreement to enter into the Exchange; extend certain closing dates; (iii) memorialize that certain cash payments to be made by the Company to the Sellers called for by the Agreements have been made; (iv) and certain other matters.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The Amendment has been included to provide investors and stockholders with information regarding its terms.  It is not intended to provide any other factual information about the Company, MTIX or the Sellers.   The foregoing does not purport to be a complete description of the Amendment and is qualified in its entirety by reference to the full text of the Amendment.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits:

Exhibit No.	Description

2.1
Amendment to the Share Exchange Agreement by and among Avalanche International Corp., MTIX, Ltd. and the Sellers signatories thereto dated as of July 13, 2017. (The schedules and certain exhibits to the Agreement are omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the SEC, upon request, a copy of any omitted schedule or exhibit).

Where You Can Find Additional Information

The Company will file with the Commission a Current Report on Form 8-K (the “Closing 8-K”) in connection with the Closing.  WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE CLOSING 8-K AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about the Company and MTIX.  Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the Commission’s website, www.sec.gov.  Security holders may also read and copy any reports, statements and other information filed by the Company with the Commission, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549.  Please call the Commission at 1-800-SEC-0330 or visit the Commission’s website for further information on its public reference room.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVALANCHE INTERNATIONAL CORP.

Date: July 14, 2017	By:	/s/ Philip E. Mansour
Philip E. Mansour
Chief Executive Officer